MERGER AND ACQUISITIONS	12 Months Ended
Dec. 28, 2013
Business Combinations [Abstract]
MERGER AND ACQUISITIONS
ACQUISITIONS

2013 ACQUISITIONS

INFASTECH
On February 27, 2013, the Company acquired a 100% ownership interest in Infastech for a total purchase price of $826.4 million, net of cash acquired. Infastech designs, manufactures and distributes highly-engineered fastening technologies and applications for a diverse blue-chip customer base in the industrial, electronics, automotive, construction and aerospace end markets. The acquisition of Infastech adds to the Company's strong positioning in specialty engineered fastening, an industry with solid growth prospects, and further expands the Company's global footprint with its strong concentration in fast-growing emerging markets. Infastech is headquartered in Hong Kong and is being consolidated into the Company's Industrial segment.

The Infastech acquisition has been accounted for using the acquisition method of accounting which requires, among other things, the assets acquired and liabilities assumed to be recognized at their fair values as of the acquisition date. The following table summarizes the estimated fair values of major assets acquired and liabilities assumed:

(Millions of Dollars)
Cash and cash equivalents	$82.0
Accounts and notes receivable, net	117.4
Inventories, net	88.6
Prepaid expenses and other current assets	5.7
Property, plant and equipment, net	47.9
Trade names	22.0
Customer relationships	251.0
Technology	28.0
Other assets	2.2
Accounts payable	(99.2)
Accrued expenses	(38.4)
Deferred taxes	(90.4)
Other liabilities	(18.9)
Total identifiable net assets	$397.9
Goodwill	510.5
Total consideration transferred	$908.4

The weighted average useful lives assigned to the trade names, customer relationships, and technology were 15 years, 12.7 years, and 10 years, respectively.

Goodwill is calculated as the excess of the consideration transferred over the net assets recognized and represents the expected cost synergies of the combined business, assembled workforce, and the going concern nature of Infastech.

The purchase price allocation for Infastech is substantially complete.  As the Company finalizes its purchase price allocation, it is anticipated that additional adjustments will be recorded relating to the valuations of certain assets, various opening balance sheet contingencies and income tax matters, and for other minor items.  The Company will complete its purchase price allocation in the first quarter of 2014.  The finalization of the Company's purchase accounting assessment will result in changes in the valuation of assets acquired and liabilities assumed, which the Company does not expect to be material.

GQ
On May 28, 2013, the Company purchased a 60% controlling share in Jiangsu Guoqiang Tools Co., Ltd. ("GQ") for a total purchase price of $48.5 million net of cash acquired. The fair value of the non-controlling interest is $34.4 million. GQ is a manufacturer and seller of power tools, armatures and stators in both domestic and foreign markets. The acquisition of GQ complements the Company's existing power tools product offerings and further diversifies the Company's operations and international presence. GQ is headquartered in Qidong, China and is being consolidated into the Company's CDIY segment. The estimated net assets acquired of GQ, including $34.2 million of intangible assets and $3.5 million of cash, totaled approximately $36.2 million and the resulting goodwill was $50.2 million. The total purchase price was allocated to the assets acquired and liabilities assumed based on their estimated fair values. The purchase accounting for GQ is preliminary, principally with respect to the finalization of intangible asset valuations, amongst others.

Four smaller acquisitions were completed during 2013 for a total purchase price of $40.9 million, net of cash acquired, which are being integrated into each of the Company’s three segments.
2012 ACQUISITIONS
During 2012, the Company completed seven acquisitions for a total purchase price of $696.0 million, net of cash acquired. The largest of these acquisitions were AeroScout Inc. (“AeroScout”), which was purchased for $238.8 million, net of cash acquired, and Powers Fasteners, Inc. (“Powers”), which was purchased for $220.5 million, net of cash acquired. AeroScout develops, manufactures, and sells Real-Time Locating Systems ("RTLS") primarily to healthcare and certain industrial customers. Powers distributes fastening products such as mechanical anchors, adhesive anchoring systems, and powered forced-entry systems, mainly for commercial construction end customers. AeroScout was purchased in the second quarter of 2012 and has been integrated within the Security and Industrial segments. Powers was also purchased in the second quarter of 2012 and is part of the CDIY segment. The combined assets acquired for these acquisitions, including $169.9 million of intangible assets and $7.7 million of cash, totaled approximately $279.4 million, and the combined liabilities totaled approximately $95.3 million. The related goodwill associated with these two acquisitions is approximately $282.9 million. The total purchase price for the acquisitions was allocated to the assets acquired and liabilities assumed based on their estimated fair values. The purchase accounting for these acquisitions is complete.

Five smaller acquisitions were completed during 2012 for a total purchase price of $236.7 million. The largest of these acquisitions were Lista North America (“Lista”), which was purchased for $89.7 million, net of cash acquired, and Tong Lung Metal Industry Co. ("Tong Lung"), in which the Company purchased an 89% controlling share for $102.8 million, net of cash acquired, and assumed $20.1 million of short term debt. In January 2013, the Company purchased the remaining outstanding shares of Tong Lung for approximately $12 million. Lista's storage and workbench solutions complement the Industrial & Automotive Repair division's tool, storage, radio frequency identification ("RFID")-enabled systems, and specialty supply product and service offerings. Tong Lung manufactures and sells commercial and residential locksets. The residential portion of the business was part of the December 2012 HHI sale and closed on April 8, 2013. Refer to Note T, Discontinued Operations, for further discussion. Lista was purchased in the first quarter of 2012 and is part of the Industrial segment. Tong Lung was purchased in the third quarter of 2012 and is part of the Security segment. The purchase accounting for these acquisitions is complete.
2011 ACQUISITIONS
NISCAYAH
In September 2011, the Company acquired Niscayah, one of the largest access control and surveillance solutions providers in Europe. Niscayah's integrated security solutions include video surveillance, access control, intrusion alarms and fire alarm systems, and its offerings include design and installation services, maintenance and repair, and monitoring systems. The acquisition expanded and complemented the Company’s legacy security product offerings and further diversified the Company’s operations and international presence.
The initial purchase of $984.5 million established a controlling ownership interest of 95% in Niscayah. This was accomplished as part of an existing tender offer to purchase all Niscayah outstanding shares at a price of 18 SEK per share, whereby the Company increased its ownership interest from 5.8% of the outstanding shares of Niscayah at July 2, 2011 to 95% of the outstanding shares at September 9, 2011. Over the remainder of 2011, the Company purchased additional outstanding shares of Niscayah, bringing the Company’s total ownership interest in Niscayah to 99% at December 31, 2011. During the second quarter of 2012, the Company purchased the remaining outstanding shares of Niscayah for $11.3 million, or 18 SEK per share. The total purchase price paid for Niscayah was $995.8 million. Niscayah has been consolidated into the Company's Security segment.
The Niscayah acquisition was accounted for using the acquisition method of accounting which requires, among other things, the assets acquired and liabilities assumed be recognized at their fair values as of the acquisition date. The purchase price allocation for Niscayah was completed during the third quarter of 2012 within the measurement period. The following table summarizes the estimated fair values of major assets acquired and liabilities assumed:

(Millions of Dollars)
Cash and cash equivalents	$21.1
Accounts and notes receivable, net	178.0
Inventories, net	55.1
Prepaid expenses and other current assets	45.3
Property, plant and equipment	32.3
Trade names	6.0
Customer relationships	350.0
Other assets	43.1
Short-term borrowings	(202.9)
Accounts payable	(55.8)
Deferred taxes	(143.5)
Other liabilities	(253.9)
Total identifiable net assets	$74.8
Goodwill	921.0
Total consideration transferred	$995.8

The weighted average useful lives assigned to the trade names and customer relationships were 4 years and 16 years, respectively.
Goodwill is calculated as the excess of the consideration transferred over the net assets recognized and represents the expected cost synergies of the combined business, assembled workforce, and the going concern nature of Niscayah.
OTHER 2011 ACQUISITIONS
During 2011, the Company completed nine additional acquisitions for a total purchase price of $216.2 million, net of cash acquired. The largest of these acquisitions were Infologix, Inc. ("Infologix") and Microtec Enterprises, Inc. ("Microtec", which operates under the business name "AlarmCap"), which were purchased for $60.0 million and $58.8 million, respectively. Both acquisitions were consolidated into the Company's Security segment. The Company also completed seven smaller acquisitions across all segments for a combined purchase price of $97.4 million. The purchase accounting for these 2011 acquisitions has been completed.
ACTUAL AND PRO-FORMA IMPACT FROM ACQUISITIONS
Actual Impact from Acquisitions
The Company's Consolidated Statements of Operations for the year ended December 28, 2013 includes $481.4 million in net sales and $29.4 million in net earnings related to the 2013 acquisitions. These amounts include charges relating to the amortization of inventory step-up adjustments and intangible assets recorded as part of purchase accounting.
Pro-forma Impact from Acquisitions
The following table presents supplemental pro-forma information for continuing operations as if all of the 2013 and 2012 acquisitions had occurred on January 2, 2012. This pro-forma information includes acquisition-related charges. The pro-forma consolidated results are not necessarily indicative of what the Company’s consolidated net sales and net earnings would have been had the Company completed these acquisitions on January 2, 2012. In addition, the pro-forma consolidated results do not reflect the actual or expected realization of any cost savings associated with the acquisitions.

	Year-to-Date
(Millions of Dollars, except per share amounts)	2013	2012
Net sales	$11,113.2	$10,832.1
Net earnings from continuing operations attributable to common shareowners	549.2	492.1
Diluted earnings per share-continuing operations	3.46	2.95

The 2013 pro-forma results were calculated by combining the results of Stanley Black & Decker with the stand-alone results of the 2013 acquisitions for their respective pre-acquisition periods. The following adjustments were made to account for certain costs which would have been incurred during these pre-acquisition periods:

•
Elimination of the historical pre-acquisition intangible asset amortization expense and the addition of intangible asset amortization expense related to intangibles valued as part of the purchase price allocation that would have been incurred from January 1, 2013 to December 28, 2013, adjusted for the applicable tax impact.

•
Because the 2013 acquisitions were assumed to occur on January 1, 2012, there were no deal costs or inventory step-up amortization factored into the 2013 pro-forma year, as such expenses would have occurred in the first year following the acquisition.

The 2012 pro-forma results were calculated by combining the results of Stanley Black & Decker with the stand-alone results of the 2012 and 2013 acquisitions for their respective pre-acquisition periods. The following adjustments were made to account for certain costs which would have been incurred during these pre-acquisition periods:

•
Elimination of the historical pre-acquisition intangible asset amortization expense and the addition of intangible asset amortization expense related to intangibles valued as part of the purchase price allocation that would have been incurred from January 2, 2012 to December 29, 2012.

•	Additional expense for deal costs and inventory step-up adjustments, where applicable, which would have been amortized as the corresponding inventory was sold.

•	Reduced revenue for fair value adjustments made to deferred revenue, where applicable.

•	Because certain acquisitions were funded using existing sources of liquidity, additional interest expense was factored into the 2012 pro-forma year.